Exhibit 99.1
                                                                    ------------


The following certification is provided by the undersigned Chief Executive Officer of Wintrust Financial Corporation on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION


In connection with the Annual Report of Wintrust Financial Corporation (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on March 27, 2003, (the "Report"), I, Edward
J. Wehmer, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  EDWARD J. WEHMER
---------------------------------------------
Name:  Edward J. Wehmer
Title: President and Chief Executive Officer
Date:  March 27, 2003


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